SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2010

Charter Communications, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation or Organization)

001-33664	43-1857213
(Commission File Number)	(I.R.S. Employer Identification Number)

12405 Powerscourt Drive
St. Louis, Missouri 63131
(Address of principal executive offices including zip code)

(314) 965-0555
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATION AND FINANCIAL CONDITION.

On April 14, 2010, Charter Communications, Inc. (the "Company") issued a press release announcing preliminary financial and operating results for the first quarter 2010. The following information, including the entirety of the press release appearing in Exhibit 99.1 hereto, is not filed but is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition."

ITEM 7.01. REGULATION FD DISCLOSURE.

The Company has posted a press release on its website which contains preliminary financial and operating results and other information of the Company for the first quarter 2010.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description

99.1	Press Release dated as of April 14, 2010.*

* furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                CHARTER COMMUNICATIONS, INC.

Date: April 14, 2010

                               By: /s/ Kevin D. Howard
                                Name: Kevin D. Howard
                                Title: Senior Vice President - Finance, Controller and Chief Accounting Officer

EXHIBIT
Exhibit Number	Description

99.1	Press Release dated as of April 14, 2010.*

* furnished herewith